Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 30% Portfolio
September 30, 2024
VFM30-NPRT3-1124
1.9907352.101
Alternative Funds - 1.3%
	Shares	Value ($)
Fidelity Hedged Equity Fund (b) (Cost $125,124)	11,469	149,208

Bond Funds - 49.0%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	9,442	87,334
Fidelity High Income Fund (b)	11,119	88,726
Fidelity Inflation-Protected Bond Index Fund (b)	12,396	116,279
Fidelity Long-Term Treasury Bond Index Fund (b)	5,997	60,806
Fidelity Total Bond Fund (b)	276,379	2,702,991
VIP Investment Grade Bond II Portfolio - Investor Class (b)	272,623	2,701,691
TOTAL BOND FUNDS (Cost $5,469,475)		5,757,827

Domestic Equity Funds - 20.4%
	Shares	Value ($)
Fidelity Commodity Strategy Fund (b)	589	54,840
Fidelity Contrafund (b)	7,393	156,074
Fidelity Enhanced Large Cap Core ETF (b)	1,811	58,115
Fidelity Enhanced Mid Cap ETF (b)	1,496	48,111
Fidelity Enhanced Small Cap ETF (b)	1,861	59,878
Fidelity Low-Priced Stock Fund (b)	1,258	55,901
Fidelity Real Estate Investment Portfolio (b)	1,520	65,520
VIP Stock Selector All Cap Portfolio - Investor Class (b)	158,437	1,898,080
TOTAL DOMESTIC EQUITY FUNDS (Cost $2,030,903)		2,396,519

International Equity Funds - 12.3%
	Shares	Value ($)
Fidelity Canada Fund (b)	802	58,136
Fidelity Emerging Markets Discovery Fund (b)	2,325	40,986
Fidelity Emerging Markets Fund (b)	9,301	380,680
Fidelity Enhanced International ETF (b)	1,827	55,322
Fidelity Infrastructure Fund (b)	1,051	14,626
Fidelity International Capital Appreciation Fund (b)	3,155	95,291
Fidelity International Discovery Fund (b)	2,397	125,863
Fidelity International Small Cap Fund (b)	1,377	47,055
Fidelity International Small Cap Opportunities Fund (b)	2,921	63,934
Fidelity International Value Fund (b)	5,649	63,612
Fidelity Japan Smaller Companies Fund (b)	1,784	30,807
Fidelity Overseas Fund (b)	6,792	470,448
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,248,382)		1,446,760

U.S. Treasury Obligations - 0.1%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 10/10/2024 (d) (Cost $19,974)	5.29	20,000	19,977

Money Market Funds - 16.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.89	457,073	457,165
Fidelity Investments Money Market Government Portfolio - Institutional Class (b)(f)	4.87	1,530,575	1,530,575
TOTAL MONEY MARKET FUNDS (Cost $1,987,740)			1,987,740

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $10,881,598)	11,758,031
NET OTHER ASSETS (LIABILITIES) - 0.0%	3,635
NET ASSETS - 100.0%	11,761,666

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	3	Dec 2024	342,844	(661)	(661)

The notional amount of futures purchased as a percentage of Net Assets is 2.9%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $19,977.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	116,577	574,140	233,547	10,528	(5)	-	457,165	0.0%
Total	116,577	574,140	233,547	10,528	(5)	-	457,165

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	28,857	33,404	10,009	-	123	5,761	58,136
Fidelity Commodity Strategy Fund	14,255	47,885	7,234	1,210	(269)	203	54,840
Fidelity Contrafund	18,309	140,237	16,818	16	(224)	14,570	156,074
Fidelity Emerging Markets Discovery Fund	19,869	27,114	8,908	-	(64)	2,975	40,986
Fidelity Emerging Markets Fund	174,641	244,586	80,382	-	(715)	42,550	380,680
Fidelity Enhanced International ETF	49,847	1,605	3,090	1,212	238	6,722	55,322
Fidelity Enhanced Large Cap Core ETF	-	169,316	115,281	141	956	3,124	58,115
Fidelity Enhanced Large Cap Value ETF	20,621	654	22,854	202	2,776	(1,197)	-
Fidelity Enhanced Mid Cap ETF	-	44,486	-	203	-	3,625	48,111
Fidelity Enhanced Small Cap ETF	-	54,684	-	186	-	5,194	59,878
Fidelity Equity-Income Fund	45,419	22,800	72,511	205	6,105	(1,813)	-
Fidelity Floating Rate High Income Fund	77,140	71,490	60,421	6,834	(430)	(445)	87,334
Fidelity Hedged Equity Fund	77,811	76,816	24,549	26	161	18,969	149,208
Fidelity High Income Fund	31,212	64,731	10,997	3,109	58	3,722	88,726
Fidelity Inflation-Protected Bond Index Fund	89,094	85,322	62,716	1,376	(697)	5,276	116,279
Fidelity Infrastructure Fund	7,649	6,790	1,704	128	41	1,850	14,626
Fidelity International Capital Appreciation Fund	48,390	53,410	16,174	-	87	9,578	95,291
Fidelity International Discovery Fund	60,950	69,936	21,098	-	292	15,783	125,863
Fidelity International Small Cap Fund	24,068	27,543	8,231	-	55	3,620	47,055
Fidelity International Small Cap Opportunities Fund	33,126	36,226	10,932	-	165	5,349	63,934
Fidelity International Value Fund	31,159	36,213	10,862	-	72	7,030	63,612
Fidelity Investments Money Market Government Portfolio - Institutional Class	823,275	887,159	179,859	50,768	-	-	1,530,575
Fidelity Japan Smaller Companies Fund	15,522	15,382	3,669	-	50	3,522	30,807
Fidelity Long-Term Treasury Bond Index Fund	54,522	36,513	31,699	1,343	514	956	60,806
Fidelity Low-Priced Stock Fund	56,431	64,602	68,558	5,374	1,933	1,493	55,901
Fidelity Overseas Fund	233,785	263,576	79,476	-	897	51,666	470,448
Fidelity Real Estate Investment Portfolio	32,574	31,946	7,339	1,180	346	7,993	65,520
Fidelity Total Bond Fund	1,464,648	1,541,548	383,262	73,764	3,055	77,002	2,702,991
Fidelity U.S. Low Volatility Equity Fund	61,462	4,673	67,818	-	3,836	(2,153)	-
Fidelity Value Discovery Fund	24,438	12,435	38,560	-	2,266	(579)	-
VIP Investment Grade Bond II Portfolio - Investor Class	1,459,945	1,471,265	373,681	1,030	3,211	140,951	2,701,691
VIP Stock Selector All Cap Portfolio - Investor Class	978,885	1,109,179	428,989	-	3,916	235,089	1,898,080
	6,057,904	6,753,526	2,227,681	148,307	28,754	668,386	11,280,889

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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